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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          JULY 1, 1997
                                                 -----------------------------

                        CROSS-CONTINENT AUTO RETAILERS, INC.
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            (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             333-06585                                 75-2653095
      ------------------------           ------------------------------------
      (Commission file number)           (IRS Employer Identification Number)

     1201 SOUTH TAYLOR STREET, AMARILLO, TX                  79101
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    (Address of principal executive offices)               (Zip Code)

                                   (806) 374-8653
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              (Registrant's telephone number, including area code)

                                   NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2. Acquisition or Disposition of Assets.

    On July 1, 1997, Cross-Continent Auto Retailers, Inc., a Delaware corporation (the "Company"), purchased all of the outstanding capital stock (the "Dealership Shares") of Sahara Nissan, Inc. d/b/a Jack Biegger Nissan, a Nevada corporation, from The Jack Biegger Revocable Living Trust and The Dale
M. Edwards Revocable Family Trust. Sahara Nissan, Inc. d/b/a Jack Biegger Nissan is a franchised Nissan automobile dealership operating in Las Vegas, Nevada.

    The Dealership Shares were purchased in exchange for an aggregate consideration consisting of (a) 125,983 shares of common stock, par value $.01 per share, of the Company (the "Common Stock"); (b) cash in the amount of $9,000,000; (c) a promissory note in the principal amount of $360,000 from Cross-Continent Auto Retailers, Inc. payable to The Jack Biegger Revocable Living Trust; (d) a promissory note in the principal amount of $240,000 from Cross-Continent Auto Retailers, Inc. payable to The Dale M. Edwards Revocable Family Trust; and (e) a $500,000 reduction of existing debt. Sahara Nissan, Inc. executed (a) a promissory note in the principal amount of $275,000 payable to The Jack Biegger Revocable Living Trust, and (b) a promissory note in the principal amount of $125,000 payable to The Dale M. Edwards Revocable Family Trust. The cash portion of the purchase price was provided by $9,000,000 of borrowings evidenced by a new revolving line of credit the Company has established with Texas Commerce Bank National Association.

Item 7. Financial Statement, PRO FORMA Financial Information and Exhibits.

    (a)  Financial Statements of Business Acquired.
    (b)  PRO FORMA Financial Information.

    As of the date of this Report, it is impracticable to provide the required financial statements and PRO FORMA financial information relating to the Dealership. Such statements and information will be filed as soon as they become available, and in any event not later than 60 days after the date this Report is filed with the Securities and Exchange Commission.

     (c) Exhibits.

     2.1 Stock Purchase Agreement, dated as of February 28, 1997, among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and Sahara Datsun, Inc. d/b/a Jack Biegger Nissan, as amended by the Amendment to Stock Purchase Agreement dated as of March 17, 1997 among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and Sahara Nissan, Inc. d/b/a Jack Biegger Nissan (previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, incorporated herein by reference).
     2.2 Second Amendment to Stock Purchase Agreement, dated as of April 30, 1997, among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and

                                       2
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           Sahara Nissan, Inc. d/b/a Jack Biegger Nissan (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1997, incorporated herein by reference).
     2.3 Third Amendment to Stock Purchase Agreement, dated as of May 9, 1997, among Cross-Continent Auto Retailers, Inc., The Jack Biegger Revocable Living Trust, The Dale M. Edwards Revocable Family Trust, and Sahara Nissan, Inc. d/b/a Jack Biegger Nissan.
    10.1 Unsecured Promissory Note, dated July 1, 1997, by Cross-Continent Auto Retailers, Inc. to The Jack Biegger Revocable Living Trust, in the principal amount of $360,000.00.
    10.2 Unsecured Promissory Note, dated July 1, 1997, by Cross-Continent Auto Retailers, Inc. to The Dale M. Edwards Revocable Family Trust, in the principal amount of $240,000.00.
    10.3 Unsecured Promissory Note, dated July 1, 1997, by Sahara Nissan, Inc. to The Jack Biegger Revocable Living Trust, in the principal amount of $275,000.00.
    10.4 Unsecured Promissory Note, dated July 1, 1997, by Sahara Nissan, Inc. to The Dale M. Edwards Revocable Family Trust, in the principal amount of $125,000.00.
    10.5 Documents, dated as of June 26, 1997, relating to line of credit for Cross-Continent Auto Retailers, Inc. with Texas Commerce Bank National Association, individually and as agent.
    10.5.1 Revolving Credit Agreement between Cross-Continent Auto
           Retailers, Inc., and Texas Commerce Bank National Association.
    10.5.2 Revolving Note by Cross-Continent Auto Retailers, Inc. and all of its subsidiaries to the order of Texas Commerce Bank National Association.
    10.5.3 Pledge and Security Agreement between Cross-Continent Auto
           Retailers, Inc. and Texas Commerce Bank National Association.
    10.6 Dealer Sales and Service Agreement dated July ___, 1997, between the Nissan Division of Nissan Motor Corporation, U.S.A., Sahara Nissan, Inc., Cross-Continent Auto Retailers, Inc., and Bill A. Gilliland.
    10.7 Environmental Agreement dated July 1, 1997 between Cross-Continent Auto Retailers, Inc. and The Jack Biegger Revocable Living Trust.
    99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on July 2, 1997.

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                                  SIGNATURES

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                      CROSS-CONTINENT AUTO RETAILERS, INC.


Date:  July 15, 1997
                                      By:  /s/ James F. Purser
                                          ------------------------------------
                                          Name:     James F. Purser
                                          Title:    Chief Financial Officer





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                                 EXHIBIT INDEX

 2.1 Stock Purchase Agreement, dated as of February 28, 1997, among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and Sahara Datsun, Inc. d/b/a Jack Biegger Nissan, as amended by the Amendment to Stock Purchase Agreement dated as of March 17, 1997 among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and Sahara Nissan, Inc. d/b/a Jack Biegger Nissan (previously filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1996, incorporated herein by reference).
 2.2 Second Amendment to Stock Purchase Agreement, dated as of April 30, 1997, among Cross-Continent Auto Retailers, Inc., Jack Biegger, Dale Edwards, and Sahara Nissan, Inc. d/b/a Jack Biegger Nissan (previously filed as an exhibit to the Company's Quarterly Report on Form 10-Q for the Quarterly Period Ended March 31, 1997, incorporated herein by reference).
 2.3 Third Amendment to Stock Purchase Agreement, dated as of May 9, 1997, among Cross-Continent Auto Retailers, Inc., The Jack Biegger Revocable Living Trust, The Dale M. Edwards Revocable Family Trust, and Sahara Nissan, Inc. d/b/a Jack Biegger Nissan.
10.1 Unsecured Promissory Note, dated July 1, 1997, by Cross-Continent Auto Retailers, Inc. to The Jack Biegger Revocable Living Trust, in the principal amount of $360,000.00.
10.2 Unsecured Promissory Note, dated July 1, 1997, by Cross-Continent Auto Retailers, Inc. to The Dale M. Edwards Revocable Family Trust, in the principal amount of $240,000.00.
10.3 Unsecured Promissory Note, dated July 1, 1997, by Sahara Nissan, Inc. to The Jack Biegger Revocable Living Trust, in the principal amount of $275,000.00.
10.4 Unsecured Promissory Note, dated July 1, 1997, by Sahara Nissan, Inc. to The Dale M. Edwards Revocable Family Trust, in the principal amount of $125,000.00.
10.5 Documents, dated as of June 26, 1997, relating to line of credit for Cross-Continent Auto Retailers, Inc. with Texas Commerce Bank National Association, individually and as agent.
10.5.1 Revolving Credit Agreement between Cross-Continent Auto
       Retailers, Inc., and Texas Commerce Bank National Association.
10.5.2 Revolving Note by Cross-Continent Auto Retailers, Inc. and all of its subsidiaries to the order of Texas Commerce Bank National Association.
10.5.3 Pledge and Security Agreement between Cross-Continent Auto
       Retailers, Inc. and Texas Commerce Bank National Association.
10.6 Dealer Sales and Service Agreement dated July ___, 1997, between the Nissan Division of Nissan Motor Corporation, U.S.A., Sahara Nissan, Inc.,
10.7 Environmental Agreement dated July 1, 1997 between Cross-Continent Auto Cross-Continent Auto Retailers, Inc., and Bill A. Gilliland. Retailers, Inc. and The Jack Biegger Revocable Living Trust.
99.1 Copy of press release issued by Cross-Continent Auto Retailers, Inc. on July 2, 1997